EXHIBIT 10.1

EXECUTION COPY
AMENDMENT NO. 1
Dated as of September 25, 2012
to
CREDIT AGREEMENT
Dated as of October 19, 2011
THIS AMENDMENT NO. 1 (this "Amendment") is made as of September 25, 2012 by and among Central Hudson Gas & Electric Corporation, a New York corporation (the "Borrower"), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Administrative Agent"), under that certain Credit Agreement dated as of October 19, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.            Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)            Section 1.01 of the Credit Agreement is hereby amended to insert the following definition in the appropriate alphabetical order:

"Fortis" means Fortis Inc., a corporation organized under the Corporation Act of Newfoundland and Labrador.
(b)            The definition of "Change in Control" appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Change in Control" means (i)  prior to the effectiveness of the acquisition (directly or indirectly) of all or substantially all of the outstanding common stock of Holdings and the Borrower by Fortis: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings; or (b) Holdings ceases to own, directly or indirectly, and Control 100% of the ordinary voting power of the Borrower, disregarding for purposes of this determination any preferred stock of the Borrower so long as the holders of such preferred stock are not entitled to vote at the time in the election of directors and (ii) on and after the effectiveness of the acquisition (directly or indirectly) of all or substantially all of the outstanding common stock of Holdings and the Borrower by Fortis: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Fortis; or (b) Fortis ceases to own, directly or indirectly, and Control 100% of the ordinary voting power of the Borrower, disregarding for purposes of this determination any preferred stock of the Borrower so long as the holders of such preferred stock are not entitled to vote at the time in the election of directors; or (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Fortis by Persons who were neither (i) nominated by the board of directors of Fortis nor (ii) appointed by directors so nominated.

2.            Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent's and its affiliates' fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3.            Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)            This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)            As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct.

4.            Reference to and Effect on the Credit Agreement.

(a)            Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)            Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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(c)            Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.            Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.            Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.            Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CENTRAL HUDSON GAS & ELECTRIC CORPORATION,
as the Borrower

By:	/s/ Stacey A. Renner
Stacey A. Renner
Treasurer

Signature Page to Amendment No. 1 to
Credit Agreement dated as of October 19, 2011
Central Hudson Gas & Electric Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Scott A. McNamara
Name: Scott A. McNamara
Title: Senior Underwriter

Signature Page to Amendment No. 1 to
Credit Agreement dated as of October 19, 2011
Central Hudson Gas & Electric Corporation

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of October 19, 2011
Central Hudson Gas & Electric Corporation

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bruce Yoder
Name: Bruce Yoder
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of October 19, 2011
Central Hudson Gas & Electric Corporation

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Karen D. Finnerty
Name: Karen D. Finnerty
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of October 19, 2011
Central Hudson Gas & Electric Corporation

RBS CITIZENS, N.A.,
as a Lender

By:	/s/ David Lang
Name: David Lang
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of October 19, 2011
Central Hudson Gas & Electric Corporation